DEFINED ASSET FUNDS
SELECT TEN PORTFOLIO
Sometimes, simple,
strategies can be
the most effective...
Merrill Lynch

Like the Strategy applied in our Select Ten Portfolio...

A Simple Strategy for Total Return

The Select Ten Portfolio seeks total return over a one-year period by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA)*. These companies are highly capitalized and widely held. Many are household names. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. Investing in a number of quality stocks when their prices are depressed is a strategy designed to increase the potential for total return.

How The Portfolio Works

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield shortly before the initial offering date (the "Strategy Stocks") and holds them for about a year. The Portfolio will remain relatively fixed during this time. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

Series From Inception through 12/31/96

                               Inception           Return
A Series                         1/3/92            15.62%

B Series                        5/17/91            16.01%

C Series                         9/1/92            18.92%

Most Recently Completed Portfolio

                                 Period            Return

A Series                     1/9/95-2/23/96        34.84%

B Series                    5/10/95-6/28/96        25.39%

C Series                    9/12/95-10/31/96       29.01%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, dividends by the initial public offering price, and reflects maximum sales charges and expenses.

A Time Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks over various periods to see how it compared to the DJIA and the S&P 500*. The charts below illustrate past performance of the Strategy Stocks, but not any Select Ten Portfolio. While there is no guarantee of future results of any Portfolio, as you can see the results are compelling.

* The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc., which is unaffiliated with and has not participated in any way in the creation of the Select Ten Portfolio or the selection of its stock. The "S&P 500" is a trademark of Standard & Poor's Corporation.
Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease.


Timing in the Market

Average Annual Total Returns for periods ending 12/31/96: Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end)

                      3 years         5 years         10 years        15 years        20 years        25 years        26 years
Strategy Stocks       21.96%          20.05%          17.62%          20.48%          17.41%          18.08%          17.44%
DJIA*                 22.57%          18.20%          16.49%          18.27%          14.27%          12.76%          12.65%
S&P 500*              19.44%          15.07%          15.20%          16.57%          14.33%          12.35%          12.42%

[A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1971 through 12/31/96" compares the cumulative annual performance from 1971 through 1996 of the Strategy Stocks (blue) with the DJIA (mauve) and the S&P 500 (green). Three boxes in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amounts $210,051, $221,143 and $653,792 and the y axis reflects years. The initial value is $210,051 next to the right margin and the ending value is $653,792.]

The charts above compare hypothetical performance of the Select Ten
Strategy Stocks (not any actual Portfolio) with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price
Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have underperformed the DJIA in 12 out of the last 26 years and the S&P 500 Index in 11 out of the last 26 years, and there can be no assurance that any Portfolio will outperform the DJIA. Actual Portfolio performance will also differ from Strategy Stocks because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For a more complete discussion of Strategy Stock and Portfolio performance, please speak to your financial professional.

Annual Total Returns

(Periods ending December 31)
                                                  Strategy
              Year                                 Stocks                    DJIA                 S&P 500
              1971                                  2.47%                   9.79%                  14.31%
              1972                                 23.26%                  18.21%                  18.98%
              1973                                 -1.02%                 -13.12%                 -14.66%
              1974                                 -0.31%                 -23.14%                 -26.47%
              1975                                 57.02%                  44.40%                  36.92%
              1976                                 34.81%                  22.72%                  23.53%
              1977                                 -0.83%                 -12.71%                  -7.19%
              1978                                  0.16%                   2.69%                   6.39%
              1979                                 12.35%                  10.52%                  18.02%
              1980                                 26.37%                  21.41%                  31.50%
              1981                                  7.47%                  -3.40%                  -4.83%
              1982                                 25.46%                  25.79%                  20.26%
              1983                                 38.46%                  25.68%                  22.27%
              1984                                  7.34%                   1.06%                   5.95%
              1985                                 28.63%                  32.78%                  31.43%
              1986                                 34.57%                  26.91%                  18.37%
              1987                                  6.97%                   6.02%                   5.67%
              1988                                 21.50%                  15.95%                  16.58%
              1989                                 27.30%                  31.71%                  31.11%
              1990                                 -7.94%                  -0.57%                  -3.20%
              1991                                 33.37$                  23.93%                  30.51%
              1992                                  8.32%                   7.34%                   7.67%
              1993                                 26.92%                  16.72%                   9.97%
              1994                                  3.89%                   4.95%                   1.30%
              1995                                 36.48%                  36.48%                  37.10%
              1996                                 27.94%                  28.57%                  22.69%


Select Ten Highlights

o     Minimum investment of $250 for regular or IRA accounts.

o     Quarterly dividend distributions.

o     Reduced risk by investing in ten different securities.

o     Low initial sales charge; balance deferred.

o     Volume discounts.

o     Reduced sales charge for rollover.

Time-Tested Investment Principles

1. Time in the market is more important than timing the market.
2. The stocks to buy are the ones everyone else is selling.
3. Dividends can be an important part of total return.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rolllovers

As illustrated in the chart below, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.


                                                           As a % of
                                       Amount per       Public Offering
Amount Purchased                      1,000 Units           Price
-----------------------------------------------------------------------
Maximum Initial Sales Charge            $10.00              1.00%
Deferred Sales Charge                   $17.50              1.75%
                                      =================================
Your Sales Charge                       $27.50              2.75%
-----------------------------------------------------------------------

Should you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Find Out More About Our Current Series.

Defined Asset Funds plans to offer six Select Ten Portfolios each year, one approximately every two months.

For details on the latest offering, or for a free brochure on each of the current Defined Asset Funds--Select Ten (DJIA), Hong Kong, United Kingdom and Japan Portfolios talk to your financial professional.

A free prospectus containing more complete information, including all charges and expenses on any of these Portfolios, is also available. Read it carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Series of the Select Ten Portfolio has been filed with the Securities and Exchange Commission. The securities of that Series may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.